Dana Coffield, PhD

President & CEO

3rd Rohstoffmesse

March 16th to 18th , 2007

Stuttgart, Germany

This presentation material contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended.  The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward-looking statements.  Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.

Disclaimer

Gran Tierra Energy
International E & P Growth Story

International oil and gas exploration and production company

Publicly traded on the OTC Bulletin Board (GTRE.OB), Frankfurt (G1P)

Initial focus on select countries in South America

Proven petroleum systems

Stable legal systems

Attractive fiscal environments

Deal flow

Continuous 2-stage strategy: acquire underdeveloped assets, create value by drilling

Balanced portfolio of production enhancement and exploration drilling opportunities

Lower risk, predictable production base and cash flow

Higher risk, higher reward, exploration upside

Stage 1 completed in 18 months

18 blocks in 3 countries (Argentina, Colombia and Peru)

Current production approximately 1,300 b/d net after royalty (Jan 07 average)

Stage 2 initiated

10 well drilling program, plus well workovers, planned through 2007

Management – Global Experience

Dana Coffield, PhD, President & CEO

Previously EnCana International and ARCO International

Martin Eden, CFO

Previously Artumas Group, Nexen, Ernst & Young

Max Wei, VP Operations

Previously EnCana International, Occidental

Rafael Orunesu, President, GTE Argentina

Previously Pluspetrol and YPF

Eddie Dyes, President, GTE Colombia

Previously Argosy Energy International

            Global experience and proven track record

shaded regions -  countries where management has
previously worked

Board of Directors – Proven Track
Record

Jeffrey Scott, Chairman

President, Postell Energy

Director, Saxon Energy Services

Walter Dawson

Founder and Director, Saxon Energy Services

Founder, Enserco Energy Services

Founder, CEO & Director, Computalog Gearhart

Verne Johnson

Director, Harvest Energy Trust

CEO & Director, ELAN Energy

Director, Fort Chicago Energy Partners LP

Nadine Smith

Director, UTI Patterson

Director, American Retirement

James Hart

Former CFO, Gran Tierra Energy

Previously EnCana, Gulfstream, Nexen

Dana Coffield

Stage 1 – Acquisitions

January 2005

Gran Tierra Energy Inc. established

September 2005

Inaugural Argentina acquisition, Noroeste Basin assets

June 2006

Acquisition of Argosy Energy International, Colombia

June 2006

Farm-in/acquisition of Vinalar Block, Noroeste Basin, Argentina

November/December 2006

Acquisition of CGC assets in the Noroeste Basin, Argentina

Award of two exploration licenses in Peru

Colombia

Peru

Argentina

Current Operations

Calgary

9 office staff

Colombia

Working interests in 8 E&P Contracts, 2 producing

All operated by Gran Tierra

Approximately 600 b/d (Jan, 2007) plus exploration

871,587 gross acres (331,471 net),

21 office staff, 95 field personnel

Argentina

Working interests in 8 E&P Contracts, 4 producing

All operated by Gran Tierra except one

Approximately 700 b/d (Jan, 2007) plus exploration

1,930,373 gross acres (1,488,853 net)

14 office staff, 13 field personnel

Peru

2 exploration licenses, both operated by Gran Tierra

3,436,027 gross/net acres, frontier exploration

Argentina

exploration & production

Colombia

exploration & production

Peru

exploration

Calgary

corporate office

New York

OTCBB – GTRE.OB

Bolivia
Paraguay
Argentina
Image © 2005 EarthSat
Google

Argentina – Noroeste Basin

Gran Tierra lands (working interest %)

14% Palmar Largo (Pluspetrol Operator,
YPF, CGC); light oil production

50% Vinalar (Gran Tierra technical
Operator); light oil production

100% Chivil (GTRE Operator);
light oil production

100% Ñacatimbay (GTRE Operator);
gas production

100% Ipaguazu (GTRE Operator);
shut-in oil

93.18% Valle Morado (GTRE Operator);
shut-in gas/condensate

100% Santa Victoria (GTRE Operator);
exploration

100% Surubi (GTRE Operator);
exploration

Reserve and production base in basin
with significant growth opportunity

Limited exploration since early 1990’s

1,930,373 gross acres (1,488,853 net)

35 prospects and leads identified

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots are producing oil fields, red dots are producing gas/condensate fields.

                  Refinery

Palmar Largo

Balbuena Este

(Palmar Largo)

Nacatimbay

Chivil

El Vinalar

Surubi

Tartagal Oeste

(Palmar Largo)

Santa Victoria

Valle Morado

Ipaguazu

Colombia – Putumayo, Llanos and
Middle Magdalena Basins

Gran Tierra operator of all properties

Putumayo Basin (working interest %)

35% Santana; light oil production

35% Guayuyaco; light oil production

80% Azar; exploration

50% Chaza; exploration

15% Mecaya; exploration

Magdalena Basin (working interest %)

100% Rio Magdalena; exploration

20% Talora; exploration

Llanos Basin (working interest %)

15% Primavera; exploration

Reserve and production base in
country with significant growth
opportunity

Basins with prolific petroleum
systems, underexplored

871,587 gross acres (331,471 net)

23 prospects and leads identified

Magdalena
Basin

Putumayo
Basin

Llanos

Basin

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots
are producing oil fields.                                  Refinery

Mecaya

Chaza

Santana

Azar

Guayuyaco

Bogotá

Talora

Rio Mag.

Primavera

Bogotá

Peru – Marañon Basin

Block 122

100% Gran Tierra; oil exploration

1,217,735 acres

Block 128

100% Gran Tierra; oil exploration

2,218,512 acres

Commitments (per block)

4 exploration periods over 7 years

$5 million includes studies, seismic
acquisition and drilling one
well/block

Exploitation period of 30 years

Frontier exploration on flank of
‘foreland basin’ with prolific
petroleum system

Analogous to North Slope of
Alaska or Western Canadian
Basin

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots
are producing oil fields.                                  Refinery

Block 122

Block 128

Iquitos

Marañon Basin

>1 BBO recoverable

Financial Snapshot

Basic shares - 95.5 million

Directors and officers: 17%

Institutional: Approximately 40%

Includes exchangeable shares

Fully diluted shares – 134.3 million

35.1 million warrants

3.7 million stock options

Public Financings

$12 million  @ $0.80/share (2005); acquisition financing

$75 million @ $1.50/share (2006); acquisition financing

Cash on hand - $24 million at end of 2006

$50 million credit facility  with Standard Bank

Initial borrowing base: $7 million

Amount drawn: $nil

Available to support future drilling/acquisition activities

Blocks
20
18
16
14
12
10
8
6
4
2
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

Net Acres
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Date
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
Argentina
Colombia
Peru

Growth - Land

2005

2006

1Q07

18 blocks in 3 countries

Argentina, Colombia and Peru

6.2 MM gross acres

5.3 MM net acres

Majority operated by Gran Tierra

Net Reserves
Million Barrels Oil Equivalent
0
1
2
3
4
5
6
7
8
2005
2006
Year
Proven
Probable
Possible

Growth - Reserves

Net Reserves**

(Dec. 31, 2006)

3.0 MMBO Proved

1.2 MMBO Probable

2.9 MMBO Possible

From external reserve auditors:

*Dec. 31, 2005 – Gaffney, Cline & Associates

**Dec. 31, 2006 – Gaffney, Cline & Associates

Proved

Possible

Probable

0.7 MMBO*

7.1 MMBO**

PRODUCTION (net after royalty)
BOPD
1400
1200
1000
800
600
400
200
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
Jan-07

Growth - Production

2006

2005

Jan07

Argentina

(acquisitions)

Colombia

(acquisitions)

Argentina

(drilling)

Stage 2 – Value Creation (Drilling)

Juanambu-1

Guayuyaco Block, Putumayo Basin, Colombia

February, 2007

2007 Drilling Program

2007 work program, 10 wells plus workovers

2.9 mmbbl net risked resource potential, 1,587 b/d net risked production add (fully developed)

Finding cost $4.67/bbl risked

Timing

Block

Well

Country

WI

Schedule

07

Vinalar

Puesto Climaco-2

Argentina

50%

on production

07

Talora

Laura-1

Colombia

20%

D&A

07

Rio Magdalena

Caneyes-1

Colombia

70%

D&A

07

Primavera

Soyona-1

Colombia

15%

mobilizing

07

Primavera

Cachapa-1

Colombia

15%

mobilizing

07

Guayuyaco

Juanambu-1

Colombia

35%

drilling

07

Chaza

Costayaco-1

Colombia

50%

constructing

07

Talora

Piedra-1

Colombia

20%

planning

07

Surubi

Proa-1

Argentina

40%

planning

07

Guayuyaco

Floresta-1

Colombia

35%

planning

07

Mecaya

workover

Colombia

15%

planning

unrisked program potential

22,640

gross mbbl

8,928

net mbbl

risked program potential

2,896

net mbbl

capex Budget - 2007

$13,519

thousand

finding cost

$4.67

/bbl

risked production add (fully developed)

1,587

b/d

Million Barrels (Oil)
100
90
80
70
60
50
40
30
20
10
0
Risked
Unrisked
Argentina
Colombia

Billion Cubic Feet (Gas)
Risked
Unrisked
Argentina
Colombia

Growth – Future potential

Resource Potential*

58 prospects and leads

20 MMBO risked (94 MMBO unrisked)

104 BCFG risked (347 BCFG unrisked)

Excludes 2007 program

Excludes Peru

*Internal estimates, Gran Tierra Energy

Gas Resource Potential

104 BCF

347 BCF

20 MMBO

94 MMBO

Oil Resource Potential

Gran Tierra Energy

Stage 1 – Acquisitions; completed

Established South American platform (Colombia, Argentina, Peru)

18 blocks, 6.2 MM gross acres

Approximately 1,000 b/d net after royalty production

Approximately 3.0 MMBO net after royalty proved reserves

Stage 2 – Drilling; initiated

300 b/d net after royalty added in January, 2007

10 wells plus variety of workovers planned in 2007

2.9 mmbbl net risked resource potential, 1,587 bopd net risked production add

Stage 3 – Development/Rationalization/Strategic Acquisitions

Expand existing land, reserves and production platforms

Stage 4 – New Ventures

Replicate business model in other select international arenas

Building a substantial international E&P Company